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                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of September 9, 1999 (this "Agreement"), among Liberty Digital, Inc., a Delaware corporation (the "Company"), and Liberty Media Corporation, a Delaware corporation ("Liberty ").

                                   WITNESSETH

         WHEREAS, pursuant to the terms of the Contribution Agreement, dated as of April 23, 1999, as amended (the "Contribution Agreement"), among the Company, Liberty, and certain direct and indirect subsidiaries of Liberty, the Company has issued to Liberty DMX, Inc., a wholly owned subsidiary of Liberty, an aggregate of (i) 109,450,167 shares of the Company's Series B Common Stock, par value $.01 per share (the "Series B Common Stock"), and (ii) 150,000 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

         WHEREAS, each share of Series B Preferred Stock is initially convertible at the option of the holder into 171.674 shares of Series B Common Stock (subject to adjustment);

         WHEREAS, each share of Series B Common Stock is convertible into one share of the Company's Series A Common Stock, par value $.01 per share (the "Series A Common Stock" and together with the shares of Series B Common Stock, the "Common Stock");

         WHEREAS, in addition to the shares being issued to it pursuant to the Contribution Agreement, as of the date hereof Liberty is also the beneficial owner of shares of Series A Common Stock and shares of Series B Common Stock; and

         WHEREAS, in accordance with the Contribution Agreement, the Company and Liberty desire to enter into this Agreement to provide Liberty and the members of the Liberty Group (as defined below) with certain registration rights with respect to its shares of Common Stock (including any shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock).

         NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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1. Certain Definitions.

         Agreement: As defined in the Preamble.

         Business Day: Any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York, New York are required or authorized by law to be closed.

         Commission: The Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

         Company: As defined in the Preamble.

         Company Indemnified Parties: As defined in Section 6(b).

         Company Notice: As defined in Section 2(b)(i).

         Control: means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether by the ownership of voting securities, by contract or otherwise.

         Controlled Affiliate means, with respect to any Person, any other Person Controlled by such first Person.

         Demand Notice: As defined in Section 2(a).

         Demand Registration: As defined Section 2(a).

         Disadvantageous Condition: As defined in Section 2(e).

         Exchange Act: The Securities and Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

         Incidental Registration: As defined in Section 3(a).

         Indemnified Party: As defined in Section 6(c).

         Indemnifying Party: As defined in Section 6(c).

         Liberty Group: Liberty and its direct and indirect Controlled Affiliates (other than the Company and the Company's Controlled Affiliates).


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         Losses: As defined in Section 6(a).

         Market Value: As defined in Section 2(b)(ii).

         Other Stockholders: As defined in Section 2(b)(i).

         Person: means a human being or a corporation, general or limited partnership, limited or unlimited liability company, trust, association, unincorporated organization, governmental authority or other entity.

         Prospectus: The prospectus included in a Registration Statement as of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, each as amended, and each applicable prospectus supplement relating to the offering and sale of any of the Registrable Shares pursuant to such Registration Statement.

         Registrable Shares: Shares of Series A Common Stock and Series B Common Stock, and any other shares of capital stock of the Company issued in respect of (or that become issuable upon conversion of shares of Series B Preferred Stock or Series B Common Stock) shares of Series A Common Stock or Series B Common Stock as a result of stock splits, stock dividends or other distributions, reclassifications, recapitalizations, mergers, consolidations, reorganizations or similar events. References in this Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentence. Any Registrable Share will cease to be a Registrable Share when (i) a registration statement covering such Registrable Share has been declared effective by the Commission and such Registrable Share has been disposed of pursuant to such effective registration statement; (ii) such Registrable Share is sold by a Stockholder in a transaction in which registration under the Securities Act is not required and such Stockholders' rights hereunder with respect to such Registrable Share are not assigned to the transferee thereof in accordance with the terms and provisions hereof; or (iii) two years after the date of a transfer of Registrable Shares to any person other than (x) a member of the Liberty Group or (y) a Person who immediately after such transfer Controls the Company.

         Registrable Shares then outstanding: The sum of, without duplication,
(i) the number of shares of Common Stock (or other securities of the Company) outstanding that are Registrable Shares and (ii) the number of shares of Common Stock (or other securities of the Company) that would be Registrable Shares upon the exercise or conversion of other outstanding securities of the Company for or into shares of such Common Stock (or other securities of the Company), including, without limitation, upon conversion of shares of Series B Preferred Stock.


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         Registration Expenses: As defined in Section 5(a).

         Registration Statement: A registration statement of the Company under the Securities Act on any form for which the Company then qualifies and which permits the sale thereunder of the number and type of Registrable Shares (and any other securities of the Company) to be included therein in accordance with this Agreement by the applicable sellers in the manner described therein. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

         Requesting Stockholder: As defined in Section 2(a).

         Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

         Selling Stockholder: Any Stockholder whose Registrable Shares are included at the request of such Stockholder in any Registration Statement pursuant to Section 2 or Section 3.

         Series A Common Stock: As defined in the Preamble.

         Series B Common Stock: As defined in the Preamble.

         Series B Preferred Stock: As defined in the Preamble.

         Stockholder: Liberty, any member of the Liberty Group owning Registrable Shares, any transferee to which Registrable Shares have been transferred in a transaction in which rights hereunder have been assigned (provided that such transferee has executed an instrument, in form and substance reasonably acceptable to the Company, assuming the obligations of a Stockholder hereunder), and any other Person (x) to which Registrable Shares have been pledged or (y) which has a security or other interest in Registrable Shares, in each case, in connection with or as a result of any financing or hedging transaction.

         Stockholder Indemnified Parties: As defined in Section 6(a).

2. Demand Registration.

              (a) Subject to Section 2(b)(ii) each Stockholder shall at any time have the right to request (a "Demand Registration") that the Company register under the Securities Act any and all of its Registrable Shares upon the terms and subject to the conditions set forth in this



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         Agreement. One or more Stockholders (each, a "Requesting Stockholder")
         holding Registrable Shares may elect to exercise the right to request a Demand Registration pursuant to this Section 2 by furnishing the Company with notice of such request, (a "Demand Notice") which sets forth the type (Series A Common Stock or Series B Common Stock) and number of Registrable Shares requested to be so registered and such Stockholder(s) preferred method of distribution of such Registrable Shares, and upon receipt of such Demand Notice, the Company shall as soon as practicable after the date on which the Company Notice is given (and in any event within 45 days thereafter), file with the Commission and use its commercially reasonable efforts to cause to become effective as promptly as practicable, a Registration Statement which shall cover the Registrable Shares requested to be registered in the manner set forth above. If the Requesting Stockholder is a member of the Liberty Group, such Requesting Stockholder's Demand Notice may specify shares of Series B Common Stock as the Registrable Shares for which it is requesting registration, and the Company's obligations in respect thereof shall include its obligation to use its commercially reasonable efforts to cause such shares of Series B Common Stock to be registered under the Securities Act in accordance with the Agreement and to cause the shares of Series B Common Stock to be listed for trading on the same national securities exchange or interdealer quotation system or other market as the shares of Series A Common Stock are then listed or quoted. In the event that a Requesting Holder which is not a member of the Liberty Group requests registration of Registrable Shares which are shares of Series B Common Stock, the Company shall, unless otherwise notified by Liberty, require that any such shares of Series B Common Stock be converted into shares of Series A Common Stock in connection with the registration and sale hereunder.

              (b) (i) Upon receipt by the Company of a Demand Notice, the Company shall promptly notify each other Stockholder (the "Other Stockholders") of such request for registration and the Requesting Stockholder(s)' preferred method of distribution. Upon receipt of such notice from the Company (the "Company Notice"), each such Other Stockholder may deliver to the Company a request to register any or all of such Other Stockholder's Registrable Shares in the registration described in the Company Notice; provided, that such notice is given within ten (10) Business Days after the date on which the Company Notice is given (with such request stating (i) the amount of Registrable Shares to be so included, (ii) such Other Stockholder's preferred method of distribution of such Registrable Shares, and (iii) any other information that the Company Notice reasonably requests be included in such notice from such Other Stockholder).

                  (ii) Notwithstanding the provisions of Section 2(a) hereof, the Company shall not be required to effect any registration pursuant to this Section 2 if (A) the request or requests for registration cover an aggregate number of Registrable Shares having a Market Value of less than $25,000,000 as of the date of the last of such requests (unless such Demand Registration is in respect of all remaining Registrable Shares owned by the Stockholders, in which case



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         such dollar threshold shall not apply), (B) the Company has previously filed six (6) registration statements under the Securities Act pursuant to Section 2(a) of this Agreement, and such Registration Statements were declared effective by the Commission and remained effective for the period set forth in Section 4(a) hereof, (C) each Selling Stockholder requesting registration could sell, in a single transaction, under Rule 144 promulgated under the Securities Act or any similar successor rule, the number of Registrable Shares such Selling stockholder proposes to have registered pursuant to this Agreement, (D) such request for registration is made prior to the earlier of the date that is three (3) months after the effective date of the Company's most recent Registration Statement pursuant to which Registrable Shares were to be or were sold pursuant to this Section 2 or the date that is 45 days after the effective date of the Company's most recent registration statement pursuant to which any Stockholders were entitled to request that Registrable Shares be sold pursuant to Section 3, or (E) the Company, in order to comply with such request, would be required to (1) undergo a special interim audit or (2) prepare and file with the Commission, sooner than would otherwise be required, pro forma or other financial statements relating to any proposed or probable transaction. "Market Value" as used in this Agreement shall mean, as to each Registrable Share at any date, the average of the daily closing prices for the Series A Common Stock for the twenty (20) consecutive trading days before the day in question. The closing price for shares of Series A Common Stock for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the composite tape, or if such shares are not quoted on the composite tape, on the principal United States securities exchange registered under the Exchange Act, on which such shares are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the closing sale price (or the average of the quoted closing bid and asked prices if no sale is reported) as reported by The Nasdaq Stock Market, or any comparable system, or if such shares are not quoted on The Nasdaq Stock Market, or any comparable system, the average of the closing bid and asked prices as furnished by any market maker in the securities of such class who is a member of the National Association of Securities Dealers, Inc.

              (c) If so requested by Stockholders requesting participation in a public offering or distribution of Registrable Shares (each a "Selling Stockholder") who own a majority of the Registrable Shares for which registration is being requested, the public offering or distribution of Registrable Shares under this Agreement shall be pursuant to a firm commitment underwriting, the managing underwriter of which shall be an investment banking firm selected and engaged by the Selling Stockholders and approved by the Company, which approval shall not be unreasonably withheld. The Company shall enter into the same underwriting agreement as shall the Selling Stockholders, containing representations, warranties, indemnities and agreements reasonably satisfactory to the Company and not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions. The Company, as a



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         condition to fulfilling its obligations under this Agreement, may require the underwriters to enter into an agreement in customary form indemnifying the Company against any Losses that arise out of or are based upon an untrue statement or an alleged untrue statement or omission or alleged omission in the Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the underwriters specifically for use in the preparation thereof.

              (d) If the lead managing underwriter of any underwritten public offering in connection with a Demand Registration determines in good faith that the aggregate number of Registrable Shares to be offered exceeds the number of shares that could be sold without having an adverse effect on such offering (including the price at which the Registrable Shares may be sold), then the number of Registrable Shares to be offered for the accounts of the Selling Stockholders in such offering shall be reduced or limited on such basis as the Selling Stockholders shall agree or, absent such an agreement, on a pro rata basis in proportion to the respective numbers of Registrable Shares requested to be included in such offering by such Selling Stockholders, to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such lead managing underwriter; provided, that if in connection with such Demand Registration securities other than Registrable Shares are being offered (whether for the account of the Company or for any stockholder of the Company not exercising rights under this Section 2), such reduction shall be made (i) first, from such securities of the Company other than Registrable Shares and (ii) second, from the number of Registrable Shares requested to be included in such offering by the applicable Selling Stockholders, on such basis as such Stockholders shall agree, or absent such an agreement, on a pro rata basis.

              (e) The Company shall be entitled to postpone, for a reasonable period of time, but in no event in excess of 90 days (subject to reduction as provided below) after its receipt of a Demand Notice, the filing of any Registration Statement, if at any time prior to the filing of such Registration Statement the Board of Directors of the Company determines, in its reasonable business judgment, that such registration and offering would materially interfere with or otherwise adversely affect in any material respect any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company or its Controlled Affiliates or would require disclosure of information that the Board of Directors determined in its reasonable business judgment should not be disclosed (a "Disadvantageous Condition") and gives the Selling Stockholders notice of such determination; provided, that the Company may postpone its obligations under this Agreement (including in reliance on Section 4(b)) by reason of the existence of one or more Disadvantageous Conditions only twice during any twelve month period. In the event of such postponement, the Company shall file such Registration Statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that such registration and offering would not result in such



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         Disadvantageous Condition (but in no event later than ninety (90) days after the date of the applicable Demand Notice; provided, that the aggregate period during which the Company's obligations shall be so suspended as a result of all determinations of Disadvantageous Conditions and pursuant to Section 4(b) in any twelve month period shall not exceed 180 days). If the Company shall postpone the filing of any Registration Statement, Selling Stockholders holding in the aggregate 50% or more of the Registrable Shares requested to be included in such Registration Statement shall have the right to withdraw the Selling Stockholders' request for such Demand Registration by giving notice to the Company at any time following said notice by the Company. Such withdrawal request shall be deemed to apply to all Selling Stockholders that had requested to participate in such registration.

              (f) A Demand Registration shall not be deemed to have been effected until the applicable Registration Statement shall have become effective under the Securities Act (and not subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for the period specified in Section 4(a)(i). Each Selling Stockholder may, before any Registration Statement becomes effective, withdraw its Registrable Shares from inclusion therein, should the terms of the proposed distribution not be satisfactory to such Selling Stockholder. If Selling Stockholders holding in the aggregate 50% or more of the Registrable Shares requested to be included in such Demand Registration elect to withdraw such Registration Statement, such Registration Statement shall be withdrawn (if necessary) and such registration shall not be deemed to have been a Demand Registration for purposes of the limitations on the number of Demand Registrations hereunder contained in this Section 2; provided, that the Selling Stockholders shall reimburse the Company for their pro rata portion of the Registration Expenses incurred by the Company in connection with such Demand Registration with 30 days after such withdrawal (unless at the time of such withdrawal, the Selling Stockholder's have learned of a material adverse change in the operating results, financial condition or business of the Company of which such Selling Stockholders were not aware as of the time of the Demand Notice and have withdrawn such request promptly following the disclosure by the Company of such material adverse change, in which case, the Selling Stockholders shall not be obligated to reimburse the Company for such Registration Expenses in order to preserve their respective rights under this
         Section 2).

3. Incidental Registration.

              (a) Each time the Company proposes to register under the Securities Act any shares of Series A Common Stock or other equity securities of the Company (whether in an underwritten public offering or otherwise and whether or not for the account of the Company or for any selling stockholder) (other than (x) in a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable or (y) a registration statement on Form S-4 or Form S-8 or any successor or comparable forms) in a manner



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         which would permit the registration under the Securities Act of
         Registrable Shares for sale to the public, the Company shall give notice to each Stockholder of its intention to do so not later than twenty (20) days prior to the anticipated filing date of the applicable Registration Statement. Upon receipt of any such notice, each Stockholder may elect to participate in such registration by giving the Company notice requesting it to register any or all of such Stockholder's Registrable Shares in connection with the registration described in such notice from the Company within ten (10) days after such notice has been given by the Company (with such request stating
         (i) the type and amount of Registrable Shares to be included in such registration by such Stockholder and the intended method of distribution and (ii) any other information that the Company reasonably requests be included in such registration statement) (such registration, an "Incidental Registration"). Upon receipt of such request, the Company will use its commercially reasonable efforts to cause all such Registrable Shares requested to be included in such Incidental Registration to be so included (in accordance with the intended methods of disposition set forth in such Selling Stockholder's notice) and to file the applicable Registration Statement with the Commission promptly and cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable.

              (b) If the proposed method of distribution in connection with such an Incidental Registration is an underwritten public offering and the lead managing underwriter thereof determines reasonably and in good faith that the number of such Registrable Shares to be included in such offering would materially adversely affect such offering, the number of Registrable Shares to be offered for the account of the Selling Stockholders shall be reduced or limited in proportion to the number of Registrable Shares to be so offered by such Selling Stockholders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriter; provided, that if securities are being offered for the account of other persons or entities (other than, or in addition to, the Company), such reduction shall be made pro rata from the securities intended to be offered by such other persons or entities and the Selling Stockholders, but no such reduction shall be made from the securities to be offered for the account of the Company.

              (c) The Company may, without the consent of any Stockholder, delay, suspend, abandon or withdraw any Incidental Registration and any related proposed offering or other distribution in which any Stockholder has requested inclusion of such Stockholder's Registrable Shares pursuant to this Section 3; provided, that the applicable Selling Stockholders shall be entitled to continue such registration as a Demand Registration pursuant to Section 2 following any such withdrawal by the Company to the extent that such registration by the Selling Stockholders making such election would otherwise satisfy the requirements of Section 2.



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              (d) Any Selling Stockholder may elect to withdraw its respective
         Registrable Shares from inclusion in an Incidental Registration at any time prior to five (5) Business Days prior to the then anticipated effective date of the applicable Registration Statement; provided, however, that the withdrawing Selling Stockholders shall reimburse the Company for the portion of the Commission fees payable with respect to the Registrable Shares so withdrawn.

              (e) In connection with any Incidental Registration involving an underwritten public offering of securities of the Company for the account of the Company, each Selling Stockholder electing to participate in such underwritten public offering shall, as a condition to the Company's obligation hereunder with respect to such Selling Stockholder's Registrable Shares, enter into and perform its obligations under an underwriting agreement or other similar arrangement in customary form with the managing underwriter of such offering.

4. Obligations with Respect to Registration.

              (a) Whenever the Company is obligated by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                  (i) subject to Section 4(b), use its commercially reasonable efforts to cause the applicable Registration Statement to remain effective, and to prepare and file with the Commission any amendments and supplements to the Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Registration Statement and the Prospectus current and in compliance with the provisions of the Securities Act, until the sooner to occur of (A) the sale of all of the Registrable Shares covered by such Registration Statement in accordance with the intended methods of distribution thereof or (B) the one hundred twentieth (120th) day following the effective date of such Registration Statement;

                  (ii) promptly notify each Selling Stockholder of Registrable
              Shares covered by such Registration Statement of the effectiveness thereof and of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and promptly notify such Selling Stockholder of such lifting or withdrawal of such order;

                  (iii) promptly notify each Selling Stockholder holding
              Registrable Shares covered by the applicable Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or



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              omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each such Selling Stockholder any such supplement or amendment, and the Company will promptly prepare and furnish to each such Selling Stockholder a supplement to or an amendment of such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (iv) in the case of an underwritten public offering, enter into customary agreements (including an underwriting agreement in customary form) and perform its obligations under any such agreement(s) and shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares;

                  (v) in the case of an underwritten public offering, make
              available for inspection by any Selling Stockholder covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Selling Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection therewith, and cause the Company's officers, directors and employees to supply all information reasonably requested by any of such persons in connection with such Registration Statement. Information which the Company determines, in good faith, to be confidential and which it notifies such persons is confidential shall not be disclosed to such persons unless such persons agree to enter into a mutually acceptable confidentiality agreement having customary terms (which shall permit the disclosure of such information in the Registration Statement to the extent such information is necessary to avoid or correct a misstatement or omission in such Registration Statement or the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction). Each such Selling Stockholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public;

                  (vi) in the case of an underwritten public offering, use
              commercially reasonable efforts to furnish to each Selling Stockholder and to each underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company



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              addressed to such Selling Stockholder and underwriter (on which opinion both such Selling Stockholder and such underwriter are entitled to rely) and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the holders of a majority of the Registrable Shares included in such Registration Statement or the managing underwriter therefor reasonably requests;

                  (vii) prepare and file with the Commission promptly upon the request of any Selling Stockholder, any amendments or supplements to such Registration Statement or the applicable Prospectus which, in the reasonable opinion of counsel for such Selling Stockholders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Shares by such Selling Stockholders;

                  (viii) use commercially reasonable efforts to register or
              qualify the Registrable Shares covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholders shall reasonably request, and do any and all other acts and things which may be necessary to enable each Selling Stockholder to consummate the disposition in such jurisdictions of such Registrable Shares in accordance with a method of distribution described in such Registration Statement; provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not otherwise required to be so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

                  (ix) use commercially reasonable efforts to cause such
              Registrable Shares covered by a Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over the counter market on which the Series A Common Stock is then listed or traded upon the sale of such Registrable Shares pursuant to such Registration Statement; and

                  (x) make and keep information publicly available relating to the Company so as to satisfy the corresponding requirements of Rule 144 under the Securities Act (or any successor or corresponding rule) and to file with the Commission all reports and other documents required of the Company under the Securities Act and the Exchange Act in a timely manner.

              (b) Notwithstanding anything to the contrary contained herein, if at any time after the filing of a Registration Statement or after it is declared effective by the Commission the Company determines, in its reasonable business judgment, that such registration and offering would result in a Disadvantageous Condition, then the Company may require the suspension by each Selling Stockholder of the distribution of any of the Registrable Shares by giving notice to such effect to each Selling Stockholder. In the event that such notice is given, then until the Board of Directors of the Company has determined, in its reasonable business judgment, that such registration and offering no longer would result in a Disadvantageous Condition, the Company's obligations under
         Section 2(a), if the Registration Statement has not become effective, or under Section 4(a)(i), if the Registration Statement has become effective, will be suspended. In the event of a suspension pursuant to this Section 4(b) after a Registration Statement has been declared effective, the one hundred twenty (120)-day period of effectiveness of such Registration Statement referred to in Section 4(a)(i) will be extended by a number of days equal to the total number of days for which the distribution of Registrable Shares included in such Registration Statement by the Selling Stockholder was suspended under this Section 4(b); provided that if during the period of any suspension pursuant to this Section 4(b) there occurs a suspension under Section 4(c)(ii), the number of days of suspension pursuant to Section 4(c)(ii) shall be included within the suspension period under this Section 4(b) for purposes of calculating the extension of the Company's obligation under Section 4(a)(i). Notwithstanding anything to the contrary set forth herein, the total period of time during which the Company's registration obligation or sales of Registrable Securities may be suspended during any twelve month period pursuant to Section 2(d) and this Section 4(b) shall not exceed 180 days in the aggregate.

              (c) The Company's obligations under this Agreement to a Selling Stockholder shall be conditioned upon such Selling Stockholder's compliance with the following:

                  (i) such Selling Stockholder shall cooperate with the Company in connection with the preparation of the Registration Statement, and for so long as the Company is obligated to keep the Registration Statement effective, such Selling Stockholder will provide to the Company for use in the Registration Statement, all information regarding such Selling Stockholder, its intended method of disposition of the applicable Registrable Shares, and such other information as the Company may reasonably request to prepare the Registration Statement and Prospectus covering the Registrable Shares and to maintain the currency and effectiveness thereof;

                  (ii) each Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(iii), such Selling Stockholder will forthwith discontinue disposition of Registrable Shares pursuant to the applicable Registration Statement until such Selling Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(iii), and, if so directed by the Company, such Stockholder will deliver to the Company all copies in its possession of the most recent Prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company gives such notice, the Company shall extend the period during which the effectiveness of such registration statement shall be maintained pursuant to Section 4(a)(i) hereof by the number of days during the period from and including the date of the giving of notice pursuant to Section 4(a)(iii) to the date when the Company shall make available to such Stockholder a Prospectus supplemented or amended to conform with the requirements of Section 4(a)(iii); provided that if during the period of any suspension pursuant to this Section 4(c)(ii) there occurs a suspension under Section 4(b), the number of days of suspension pursuant to Section 4(b) shall be included within the suspension period under this Section 4(c)(ii) for purposes of calculating the extension of the Company's obligation under Section 4(a)(i); and

                  (iii) during such time as such Selling Stockholder may be
              engaged in a distribution of the Registrable Shares, such Selling Stockholder shall comply with all applicable laws relating to such distribution, including Regulation M promulgated under the Exchange Act and pursuant thereto it shall: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention thereof; (B) distribute the Registrable Shares solely in the manner described in the Registration Statement; (C) cause to be furnished to each broker through whom the Registrable Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the Prospectus covering the Registrable Shares and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (D) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

              (d) Each holder of Registrable Shares agrees, so long as the Company and its controlling stockholders and their respective directors and executive officers agree to be similarly bound, not to effect any sale or distribution through or into the public markets of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to rule 144 under the Securities Act (or any similar provision then in force), during the 30 day period before the effective date of any registration statement (except as part of such registration statement) or during the period after such effective date that such managing underwriter or the Board, in their reasonable judgement, shall agree (but not to exceed 180 days). Each Stockholder agrees that, in connection with any assignment of registration rights hereunder, it will cause its assignee to agree to be bound by the terms of this Section 4(d). The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company agrees to register or to permit the participation in the registration of any securities of the Company shall contain a provision under which holders of any such securities agree not to effect any public sale or distribution of any such securities during the periods described in clause (i) above, in each case including a sale pursuant to Rule 144.

              (e) Neither the Company nor any Selling Stockholder may participate in any underwritten public offering in connection with a Demand Registration or an Incidental Registration unless such person or entity (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the party selecting the managing underwriter for such offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

5. Expenses of Registration.

              (a) Except as provided in paragraph (b) below, all Registration Expenses incurred in connection with any Demand Registration or Incidental Registration and the distribution of any Registrable Shares in connection therewith shall be borne by the Company. For purposes of this Agreement, the term "Registration Expenses" shall mean all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses (or comparable duplication expenses) and escrow fees, (iv) fees and disbursements of counsel for the Company, (v) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vi) fees and expenses of any special experts retained by the Company in connection with such registration, (vii) fees and expenses of listing the Registrable Shares on a securities exchange, and (viii) in the case of a Demand Registration only, the reasonable fees and expenses of a single counsel for the Selling Stockholders acceptable to the Company.

              (b) Each Selling Stockholder shall pay all stock transfer fees or expenses (including the cost of all transfer tax stamps), if any, and all underwriting or brokerage discounts, commissions and fees relating to the distribution of the Registrable Shares of such Selling Stockholder, and in connection with an Incidental Registration only, its pro rata share of the incremental filing fee under the Securities Act attributable to the applicable Registrable Shares.

              (c) Notwithstanding any other provision of this Agreement, the Company shall be obligated to bear all internal expenses of the Company in connection with any Demand

         Registration or Incidental Registration (including, without limitation, all salaries of its officers and employees performing accounting and legal functions and related expenses).

6. Indemnification.

              (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Stockholder, its officers, directors and agents, and each person (if any) who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act (collectively, the "Stockholder Indemnified Parties") from and against any losses, claims, damages or liabilities, and any related legal or other fees and expenses (collectively, "Losses"), joint or several, to which such Stockholder Indemnified Parties may become subject, insofar as such Losses (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company will not indemnify or hold harmless any Stockholder Indemnified Party from or against any such Losses if the untrue statement, omission or allegation thereof upon which such Losses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of the applicable Selling Stockholder specifically for use or inclusion in the applicable Registration Statement or Prospectus or (y) was made in any Prospectus used after such time as the Company advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented.

              (b) Each Selling Stockholder, individually and not jointly, agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors and agents, and each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act (the "Company Indemnified Parties"), from and against any Losses, joint or several, to which such Company Indemnified Parties may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the information provided by or on behalf of such Selling Stockholder or any person who controls such Selling Stockholder specifically for use or inclusion in the applicable Registration Statement or Prospectus; provided, that such Selling Stockholder will not indemnify or hold harmless any Company Indemnified Party from or against any such Losses (i) to the extent the untrue statement, omission or allegation thereof upon which such Losses are based was made in any

         Prospectus used after such time as such Selling Stockholder notified the Company that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (ii) in an amount that exceeds the net proceeds received by such Selling Stockholder from the sale of Registrable Shares pursuant to such Registration Statement.

              (c) Each Person claiming a right to indemnification under this
         Section 6 (the "Indemnified Party") shall give notice to the Person required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, an Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but such Indemnified Party shall pay the fees and expenses of such separate counsel unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the applicable Indemnified Parties). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall settle or compromise any such claim or litigation in which any relief other than the payment or money damages is sought against any Indemnified Party unless the Indemnified Party consents in writing to such settlement or compromise.

              (d) If the indemnification provided for under this Section 6 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Parties or Indemnified Parties, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Shares, and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (e) The parties hereto acknowledge and agree that the indemnification provided herein shall supersede the indemnification provisions set forth in Section 10 of the Contribution Agreement, and that the Minimum Amount and Maximum Amount (each as defined in the Contribution Agreement) shall not be applicable to claims under this
         Section 6.

7. Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

                  (a) if to the Company:

                           Liberty Digital, Inc.
                           9197 South Peoria Street
                           Englewood, CO 80112
                           Attention: Lee Masters
                           Facsimile:

                  (b) if to Liberty:

                           Liberty Media Corporation
                           9197 South Peoria Street
                           Englewood, CO 80112
                           Attention: Charles Y. Tanabe
                           Facsimile: (720) 875-5382

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (confirmation received) or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

8. Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among each of the parties hereto, executed in the same manner as this Agreement. No consent, waiver or similar act shall be effective unless in writing.

9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws.

12. Assignment; Binding Effect; Benefit. Liberty shall be entitled to assign its rights hereunder to any member of the Liberty Group, and Liberty or any member of the Liberty Group to which such rights are assigned shall be entitled to further assign such rights to any person or entity to which Registrable Shares are transferred, and to any Person acquiring a pledge of, security interest in, or other rights to any Registrable Shares in connection with any hedging or financing transaction, in each case without the consent or approval of the Company or any other Person, and upon such assignment the assignor will be relieved from its obligations hereunder. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, other than rights conferred upon Indemnified Parties under Section 6.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          LIBERTY DIGITAL, INC.

                                          By: /s/ Charles Y. Tanabe
                                              -------------------------------
                                          Name:   Charles Y. Tanabe
                                          Title:  Vice President

                                          LIBERTY MEDIA CORPORATION

                                          By: /s/ Charles Y. Tanabe
                                              -------------------------------
                                          Name:   Charles Y. Tanabe
                                          Title:  Senior Vice President